PROSPECTUS  |  NOVEMBER 12, 2014

AllianceBernstein Global Core Equity Portfolio
(Shares Offered--Exchange Ticker Symbol)

 (Class A-GCEAX; Class C-GCECX; Advisor Class-GCEYX)

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

     [LOGO]
       AB
ALLIANCEBERNSTEIN

INVESTMENT PRODUCTS OFFERED
..  ARE NOT FDIC INSURED
..  MAY LOSE VALUE
..  ARE NOT BANK GUARANTEED

TABLE OF CONTENTS
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                                                               Page
SUMMARY INFORMATION...........................................   4

  ALLIANCEBERNSTEIN GLOBAL CORE EQUITY PORTFOLIO..............   4

ADDITIONAL INFORMATION ABOUT THE FUND'S RISKS AND INVESTMENTS.   8

SUMMARY INFORMATION
--------------------------------------------------------------------------------

ALLIANCEBERNSTEIN GLOBAL CORE EQUITY PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Fund's investment objective is to seek long-term growth of capital.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least
$100,000 in AllianceBernstein Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Fund--Sales Charge Reduction Programs for Class A Shares on page 17 of this Prospectus and in Purchase of Shares--Sales Charge Reduction Programs on
page 66 of the Fund's Statement of Additional Information ("SAI").

SHAREHOLDER FEES (fees paid directly from your investment)

                                                                                CLASS A  CLASS C   ADVISOR CLASS
                                                                                SHARES   SHARES       SHARES
----------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                              4.25%     None        None
----------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption proceeds, whichever is lower)   None(a)  1.00%(b)     None
----------------------------------------------------------------------------------------------------------------
Exchange Fee                                                                     None      None        None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

                                                                                    CLASS A CLASS C ADVISOR CLASS
-----------------------------------------------------------------------------------------------------------------
Management Fees                                                                       .75%    .75%       .75%
Distribution and/or Service (12b-1) Fees                                              .25%   1.00%       None
Other Expenses:
  Transfer Agent                                                                      .08%    .10%       .08%
  Other Expenses                                                                      .31%    .31%       .31%
                                                                                    ------  ------     ------
Total Other Expenses(c)                                                               .39%    .41%       .39%
                                                                                    ------  ------     ------
Total Annual Fund Operating Expenses                                                 1.39%   2.16%      1.14%
                                                                                    ======  ======     ======
Fee Waiver and/or Expense Reimbursement(d)                                          (.24)%  (.26)%     (.24)%
                                                                                    ------  ------     ------
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement   1.15%   1.90%       .90%
                                                                                    ======  ======     ======
-----------------------------------------------------------------------------------------------------------------

(a)Purchases of Class A shares in amounts of $1,000,000 or more, or by certain group retirement plans, may be subject to a 1%, 1-year contingent deferred sales charge ("CDSC"), which may be subject to waiver in certain circumstances.

(b)For Class C shares, the CDSC is 0% after the first year.

(c)Total other expenses are based on estimated amounts for the current fiscal year.

(d)The Adviser has contractually agreed to waive its management fees and/or to bear expenses of the Fund through November 12, 2015 to the extent necessary to prevent total Fund operating expenses (excluding acquired fund fees and expenses other than the advisory fees of any AllianceBernstein Mutual Funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs), on an annualized basis, from exceeding 1.15%, 1.90% and .90% of average daily net assets, respectively, for Class A, Class C and Advisor Class shares
   ("expense limitations"). Any fees waived and expenses borne by the Adviser may be reimbursed by the Fund until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne, provided that no reimbursement payment will be made that would cause the
   Fund's Total Annual Fund Operating Expenses to exceed the expense limitations.

EXAMPLES
The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Fund's operating expenses stay the same and that the fee waiver and/or expense limitation is in effect for only the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

               CLASS A CLASS C ADVISOR CLASS
--------------------------------------------
After 1 Year    $537    $293       $ 92
After 3 Years   $824    $651       $338
--------------------------------------------

For the share class listed below, you would pay the following expenses if you did not redeem your shares at the end of the period:

               CLASS C
----------------------
After 1 Year    $193
After 3 Years   $651
----------------------

PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the
Fund's performance.

PRINCIPAL STRATEGIES
The Fund invests primarily in a portfolio of equity securities of issuers from markets around the world. Under normal circumstances, the Fund invests at least
80% of its net assets in equity securities, at least 40% of its net assets in securities of non-U.S. companies, and invests in companies in at least three countries (including the United States).

The Fund is principally comprised of companies considered by the Adviser to offer good prospects for attractive returns relative to the general stock market. The Adviser will seek companies that are attractively valued and have the ability to generate high and sustainable returns on invested capital. In addition to returns on invested capital, other criteria that the Adviser will consider include strong business fundamentals, capable management, prudent corporate governance, strong balance sheet, strong earnings power, high earnings quality, low downside risk, and substantial upside potential. In managing the Fund, the Adviser will not seek to have a bias towards any investment style, economic sector, country or company size. The Fund's holdings of non-U.S. companies will frequently include companies located in emerging markets, and at times emerging market companies will make up a significant portion of the Fund.

Fluctuations in currency exchange rates can have a dramatic impact of the returns of equity securities. While the Adviser may hedge the foreign currency exposure resulting from the Fund's security positions through the use of currency-related derivatives, it is not required to do so.

PRINCIPAL RISKS
..  MARKET RISK: The value of the Fund's assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

..  FOREIGN (NON-U.S.) RISK: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors. These risks may be heightened with respect to investments in emerging-market countries, where there may be an increased amount of economic, political and social instability.

..  EMERGING MARKET RISK: Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

..  CURRENCY RISK: Fluctuations in currency exchange rates may negatively affect the value of the Fund's investments or reduce its returns.

..  DIVERSIFICATION RISK: The Fund may have more risk because it is
   "non-diversified", meaning that it can invest more of its assets in a smaller number of issuers. Accordingly, changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund's net asset value, or NAV.

..  MANAGEMENT RISK: The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Fund.

BAR CHART AND PERFORMANCE INFORMATION
No performance information is available for the Fund because it has not yet been in operation for a full calendar year.

                                                                             5

INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Fund.

PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Fund's portfolio:

EMPLOYEE           LENGTH OF SERVICE  TITLE
---------------------------------------------------------------------------
David Dalgas       Since Inception    Senior Vice President of the Adviser
Klaus Ingemann     Since Inception    Senior Vice President of the Adviser
Kenneth Graversen  Since Inception    Senior Vice President of the Adviser

ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND
FINANCIAL INTERMEDIARIES

     .   PURCHASE AND SALE OF FUND SHARES

PURCHASE MINIMUMS

                                                                      INITIAL              SUBSEQUENT
-----------------------------------------------------------------------------------------------------------------
Class A/Class C Shares, including traditional IRAs and Roth IRAs       $2,500                  $50
-----------------------------------------------------------------------------------------------------------------
Automatic Investment Program                                         No minimum                $50
                                                                                 If initial minimum investment is
                                                                                   less than $2,500, then $200
                                                                                  monthly until account balance
                                                                                         reaches $2,500
-----------------------------------------------------------------------------------------------------------------
Advisor Class Shares (only available to fee-based programs or           None                  None
through other limited or special arrangements)
-----------------------------------------------------------------------------------------------------------------

You may sell (redeem) your shares each day the New York Stock Exchange (the
"Exchange") is open. You may sell your shares through your financial intermediary or by mail (AllianceBernstein Investor Services, Inc., P.O. Box
786003, San Antonio, TX 78278-6003) or telephone (800-221-5672).

     .   TAX INFORMATION

The Fund may pay income dividends or make capital gains distributions, which may be subject to federal income taxes and taxable as ordinary income or capital gains, and may also be subject to state and local taxes.

     .   PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or a group retirement plan), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

                                                                             7

ADDITIONAL INFORMATION ABOUT THE FUND'S RISKS AND INVESTMENTS
--------------------------------------------------------------------------------

This section of the Prospectus provides additional information about the Fund's investment practices and related risks, including principal and non-principal strategies and risks. Most of these investment practices are discretionary, which means that the Adviser may or may not decide to use them. This Prospectus does not describe all of the Fund's investment practices and additional information about the Fund's risks and investments can be found in the Fund's
SAI.

DERIVATIVES
The Fund may, but is not required to, use derivatives for hedging or risk management purposes or as part of its investment strategies. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The Fund may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its investments, to replace more traditional direct investments and to obtain exposure to otherwise inaccessible markets.

There are four principal types of derivatives--options, futures, forwards and swaps--each of which is described below. Derivatives include listed and cleared transactions where the Fund's derivative trade counterparty is an exchange or clearinghouse and non-cleared bilateral "over-the-counter" transactions, where the Fund's derivative trade counterparty is a financial institution.
Exchange-traded or cleared derivatives transactions tend to be more liquid and subject to less counterparty credit risk than those that are privately negotiated.

The Fund's use of derivatives may involve risks that are different from, or possibly greater than, the risks associated with investing directly in securities or other more traditional instruments. These risks include the risk that the value of a derivative instrument may not correlate perfectly, or at all, with the value of the assets, reference rates, or indices that they are designed to track. Other risks include: the possible absence of a liquid secondary market for a particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; and the risk that the counterparty will not perform its obligations. Certain derivatives may have a leverage component and involve leverage risk. Adverse changes in the value or level of the underlying asset, note or index can result in a loss substantially greater than the Fund's investment (in some cases, the potential loss is unlimited).

The Fund's investments in derivatives may include, but are not limited to, the following:

..  FORWARD CONTRACTS. A forward contract is an agreement that obligates one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed-upon price at a future date. A forward contract generally is settled by physical delivery of the commodity or tangible asset to an agreed-upon location (rather than settled by cash) or is rolled forward into a new forward contract, or, in the case of a non-deliverable forward, by a cash payment at maturity. The
   Fund's investments in forward contracts may include the following:

 - Forward Currency Exchange Contracts. The Fund may purchase or sell forward currency exchange contracts for hedging purposes to minimize the risk from adverse changes in the relationship between the U.S. Dollar and other currencies or for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Other
   Derivatives and Strategies-- Currency Transactions". The Fund, for example, may enter into a forward contract as a transaction hedge (to "lock in" the
   U.S. Dollar price of a non-U.S. Dollar security), as a position hedge (to protect the value of securities the Fund owns that are denominated in a foreign currency against substantial changes in the value of the foreign currency) or as a cross-hedge (to protect the value of securities the Fund owns that are denominated in a foreign currency against substantial changes in the value of that foreign currency by entering into a forward contract for a different foreign currency that is expected to change in the same direction as the currency in which the securities are denominated).

..  FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. A futures contract is a standardized, exchange-traded agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Options on futures contracts are options that call for the delivery of futures contracts upon exercise. The Fund may purchase or sell futures contracts and options thereon to hedge against changes in interest rates, securities (through index futures or options) or currencies. The Fund may also purchase or sell futures contracts for foreign currencies or options thereon for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Other Derivatives and Strategies--Currency
   Transactions".

..  OPTIONS. An option is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy (a
   "call option") or sell (a "put option") the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date.
   Investments in options are considered speculative. The Fund may lose the premium paid for them if the price of the underlying security or other asset decreased or remained the same (in the case of a call option) or increased or remained the same (in the case of a put option). If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. The Fund's investments in options include the following:

 - Options on Foreign Currencies. The Fund may invest in options on foreign currencies that are privately negotiated

   or traded on U.S. or foreign exchanges for hedging purposes to protect against declines in the U.S. Dollar value of foreign currency denominated securities held by the Fund and against increases in the U.S. Dollar cost of securities to be acquired. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates, although if rates move adversely, the Fund may forfeit the entire amount of the premium plus related transaction costs. The Fund may also invest in options on foreign currencies for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Other
   Derivatives and Strategies--Currency Transactions".

 - Options on Securities. The Fund may purchase or write a put or call option on securities. The Fund may write covered options, which means writing an option for securities the Fund owns, and uncovered options.

 - Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than taking or making delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

..  SWAP TRANSACTIONS. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates
   (e.g., interest rates in the case of interest rate swaps or currency exchange rates in the case of currency swaps) for a specified amount of an underlying asset (the "notional" principal amount). Generally, the notional principal amount is used solely to calculate the payment stream, but is not exchanged. Most swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments). Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants ("FCMs") that are members of central clearinghouses with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Funds post initial and variation margin to support their obligations under cleared swaps by making payments to their clearing member FCMs. Central clearing is expected to reduce counterparty credit risks and increase liquidity, but central clearing does not make swap transactions risk free. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on Commodity Futures Trading Commission approval of contracts for central clearing. Bilateral swap agreements are two-party contracts entered into primarily by institutional investors and are not cleared through a third party. The Fund's investments in swap transactions include the following:

 - Currency Swaps. The Fund may invest in currency swaps for hedging purposes to protect against adverse changes in exchange rates between the U.S. Dollar and other currencies or for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Other
   Derivatives and Strategies--Currency Transactions". Currency swaps involve the exchange by the Fund with another party of a series of payments in specified currencies. Currency swaps may be bilateral and privately negotiated with the Fund expecting to achieve an acceptable degree of correlation between its portfolio investments and its currency swaps position. Currency swaps may involve the exchange of actual principal amounts of currencies by the counterparties at the initiation, and again upon the termination, of the transaction.

..  OTHER DERIVATIVES AND STRATEGIES

 - Currency Transactions. The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or un-hedged basis. The Adviser may actively manage the Fund's currency exposures and may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps and options. The Adviser may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

 - Synthetic Foreign Equity Securities. The Fund may invest in different types of derivatives generally referred to as synthetic foreign equity securities.
   These securities may include international warrants or local access products. International warrants are financial instruments issued by banks or other financial institutions, which may or may not be traded on a foreign exchange. International warrants are a form of derivative security that may give holders the right to buy or sell an underlying security or a basket of securities representing an index from or to the issuer of the warrant for a particular price or may entitle holders to receive a cash payment relating to the value of the underlying security or index, in each case upon exercise by the Fund. Local access products are similar to options in that they are exercisable by the holder for an underlying security or a cash payment based upon the value of that security, but are generally exercisable over a longer term than typical options. These types of instruments may be American style, which means that they can be exercised at any time on or before the expiration date of the international warrant, or European style, which means that they may be exercised only on the expiration date.

                                                                             9

   Other types of synthetic foreign equity securities in which the Fund may invest include covered warrants and low exercise price warrants. Covered warrants entitle the holder to purchase from the issuer, typically a financial institution, upon exercise, common stock of an international company or receive a cash payment (generally in U.S. Dollars). The issuer of the covered warrants usually owns the underlying security or has a mechanism, such as owning equity warrants on the underlying securities, through which it can obtain the securities. The cash payment is calculated according to a predetermined formula, which is generally based on the difference between the value of the underlying security on the date of exercise and the strike price. Low exercise price warrants are warrants with an exercise price that is very low relative to the market price of the underlying instrument at the time of issue (e.g., one cent or less). The buyer of a low exercise price warrant effectively pays the full value of the underlying common stock at the outset. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the price of the common stock relating to exercise or the settlement date is determined, during which time the price of the underlying security could change significantly. In addition, the exercise or settlement date of the warrants may be affected by certain market disruption events, such as difficulties relating to the exchange of a local currency into U.S. Dollars, the imposition of capital controls by a local jurisdiction or changes in the laws relating to foreign investments. These events could lead to a change in the exercise date or settlement currency of the warrants, or postponement of the settlement date.
   In some cases, if the market disruption events continue for a certain period of time, the warrants may become worthless, resulting in a total loss of the purchase price of the warrants.

   The Fund will acquire synthetic foreign equity securities issued by entities deemed to be creditworthy by the Adviser, which will monitor the creditworthiness of the issuers on an ongoing basis. Investments in these instruments involve the risk that the issuer of the instrument may default on its obligation to deliver the underlying security or cash in lieu thereof. These instruments may also be subject to liquidity risk because there may be a limited secondary market for trading the warrants. They are also subject, like other investments in foreign securities, to foreign
   (non-U.S.) risk and currency risk.

CONVERTIBLE SECURITIES
Prior to conversion, convertible securities have the same general characteristics as non-convertible debt securities, which generally provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. The price of a convertible security will normally vary with changes in the price of the underlying equity security, although the higher yield tends to make the convertible security less volatile than the underlying equity security. As with debt securities, the market value of convertible securities tends to decrease as interest rates rise and increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they offer investors the potential to benefit from increases in the market prices of the underlying common stock. Convertible debt securities that are rated Baa3 or lower by Moody's Investors Service, Inc. or BBB- or lower by
Standard & Poor's Rating Services or Fitch Ratings and comparable unrated securities may share some or all of the risks of debt securities with those ratings.

DEPOSITARY RECEIPTS AND SECURITIES OF SUPRANATIONAL ENTITIES
The Fund may invest in depositary receipts. American Depositary Receipts, or
ADRs, are depositary receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. Global Depositary Receipts, or GDRs, European Depositary Receipts,
or EDRs, and other types of depositary receipts are typically issued by
non-U.S. banks or trust companies and evidence ownership of underlying securities issued by either a U.S. or a non-U.S. company. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock underlying unsponsored depositary receipts are not obligated to disclose material information in the United States. Generally, depositary receipts in registered form are designed for use in the U.S. securities markets, and depositary receipts in bearer form are designed for use in securities markets outside of the United States. For purposes of determining the country of issuance, investments in depositary receipts of either type are deemed to be investments in the underlying securities.

A supranational entity is an entity designated or supported by the national government of one or more countries to promote economic reconstruction or development. Examples of supranational entities include the World Bank
(International Bank for Reconstruction and Development) and the European
Investment Bank. "Semi-governmental securities" are securities issued by entities owned by either a national, state or equivalent government or are obligations of one of such government jurisdictions that are not backed by its full faith and credit and general taxing powers.

EQUITY SECURITIES
The Fund invests in equity securities, including common stock and preferred stock. For purposes of the Fund's policy of investing at least 80% of its net assets in equity securities, equity securities also include derivatives related to common and preferred stock.

Common Stock: The Fund invests, from time to time, in common stocks listed on other U.S. stock exchanges, in common stocks traded through The NASDAQ Stock
Market Inc. ("NASDAQ") and on international exchanges. Common stock represents an equity (ownership) interest in a company, and usually possesses voting rights and earns dividends. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company's stock price.

Preferred Stock: The Fund also may invest in preferred stock. Preferred stock is subordinated to any debt the issuer has outstanding. Accordingly, preferred stock dividends are not paid until all debt obligations are first met.
Preferred stock may be subject to more fluctuations in market value, due to changes in market participants' perceptions of the issuer's ability to continue to pay dividends, than debt of the same issuer. These investments include convertible preferred stock, which includes an option for the holder to convert the preferred stock into the issuer's common stock under certain conditions, among which may be the specification of a future date when the conversion must begin, a certain number of common shares per preferred share, or a certain price per share for the common stock. Convertible preferred stock tends to be more volatile than non-convertible preferred stock because its value is related to the price of the issuer's common stock, as well as the dividends payable on the preferred stock.

FOREIGN (NON-U.S.) SECURITIES
Investing in foreign securities involves special risks and considerations not typically associated with investing in U.S. securities. The securities markets of many foreign countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. The Fund may experience greater price volatility and significantly lower liquidity than U.S. portfolios. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States.

Securities registration, custody, and settlement may in some instances be subject to delays and legal and administrative uncertainties. Foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the cost and expenses of the Fund. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from certain countries is controlled under regulations, including in some cases the need for certain advance government notification or authority, and if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances.

The Fund also could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment. Investing in local markets may require the Fund to adopt special procedures or seek local governmental approvals or other actions, any of which may involve additional costs to the Fund. These factors may affect the liquidity of the Fund's investments in any country and the Adviser will monitor the effect of any such factor or factors on the Fund's investments. Transaction costs, including brokerage commissions for transactions both on and off the securities exchanges, in many foreign countries are generally higher than in the United
States.

Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements, and timely disclosure of information. The reporting, accounting, and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards in important respects.

Substantially less information is publicly available about certain non-U.S.
issuers than is available about most U.S. issuers.

The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability, revolutions, wars or diplomatic developments could affect adversely the economy of a foreign country. In the event of nationalization, expropriation, or other confiscation, the Fund could lose its entire investment in securities in the country involved. In addition, laws in foreign countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders such as the Fund than that provided by U.S. laws.

INVESTING IN EMERGING MARKET SECURITIES IMPOSES RISKS DIFFERENT FROM, OR
GREATER THAN, RISKS OF INVESTING IN DOMESTIC SECURITIES OR IN FOREIGN,
DEVELOPED COUNTRIES. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity;
significant price volatility; restrictions on foreign investment; repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. Dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging market securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause the Fund to miss attractive investment

                                                                             11

opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

FOREIGN (NON-U.S.) CURRENCIES
Investing in and exposure to foreign currencies involve special risks and considerations, in that the Fund will be adversely affected by reductions in the value of foreign currencies relative to the U.S. Dollar. Foreign currency exchange rates may fluctuate significantly. They are determined by supply and demand in the foreign exchange markets, the relative merits of investments in different countries, actual or perceived changes in interest rates, and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks or by currency controls or political developments. In light of these risks, the Fund may engage in certain currency hedging transactions, as described below, which involve certain special risks.

The Fund may also invest directly in foreign currencies for non-hedging purposes, directly on a spot basis (i.e., cash) or through derivatives transactions, such as forward currency exchange contracts, futures and options thereon, swaps and options as described below. These investments will be subject to the same risks. In addition, currency exchange rates may fluctuate significantly over short periods of time, causing the Fund's NAV to fluctuate.

ILLIQUID SECURITIES
Under current Securities and Exchange Commission ("Commission") guidelines, the
Fund limits its investments in illiquid securities to 15% of its net assets.
The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount the Fund has valued the securities. If the Fund invests in illiquid securities, it may not be able to sell such securities and may not be able to realize their full value upon sale. Restricted securities
(securities subject to legal or contractual restrictions on resale) may be illiquid. Some restricted securities (such as securities issued pursuant to
Rule 144A under the Securities Act of 1933, or certain commercial paper) may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

INVESTMENT IN EXCHANGE-TRADED FUNDS AND OTHER INVESTMENT COMPANIES
The Fund may invest in shares of ETFs subject to the restrictions and limitations of the Investment Company Act of 1940 (the "1940 Act"), or any
applicable rules, exemptive orders or regulatory guidance thereunder. ETFs are pooled investment vehicles, which may be managed or unmanaged, that generally seek to track the performance of a specific index. ETFs will not track their underlying indices precisely since the ETFs have expenses and may need to hold a portion of their assets in cash, unlike the underlying indices, and the ETFs may not invest in all of the securities in the underlying indices in the same proportion as the indices for varying reasons. The Fund will incur transaction costs when buying and selling ETF shares, and indirectly bear the expenses of the ETFs. In addition, the market value of an ETF's shares, which is based on supply and demand in the market for the ETF's shares, may differ from its NAV.
Accordingly, there may be times when an ETF's shares trade at a discount to its
NAV.

The Fund may also invest in investment companies other than ETFs, as permitted by the 1940 Act or the rules and regulations thereunder. As with ETF investments, if the Fund acquires shares in other investment companies, shareholders would bear, indirectly, the expenses of such investment companies
(which may include management and advisory fees), which are in addition to the
Fund's expenses. The Fund intends to invest uninvested cash balances in an affiliated money market fund as permitted by Rule 12d1-1 under the 1940 Act.

LOANS OF PORTFOLIO SECURITIES
For the purposes of achieving income, the Fund may make secured loans of portfolio securities to brokers, dealers and financial institutions
("borrowers") to the extent permitted under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of or exemptive orders under the 1940 Act. Under the Fund's securities lending program, all securities loans will be secured continually by cash collateral. The loans will be made only to borrowers deemed by the Adviser to be creditworthy, and when, in the judgment of the Adviser, the consideration that can be earned currently from securities loans justifies the attendant risk. The Fund will be compensated for the loan from a portion of the net return from the interest earned on cash collateral after a rebate paid to the borrower (in some cases this rebate may be a "negative rebate" or fee paid by the borrower to the Fund in connection with the loan) and payments for fees of the securities lending agent and for certain other administrative expenses.

The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any income or other distributions from the securities. The Fund will not have the right to vote any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned.

The Fund will invest cash collateral in a money market fund approved by the
Fund's Board of Directors (the "Board") and expected to be managed by the
Adviser, such as AllianceBernstein Exchange Reserves. Any such investment will be at the Fund's risk. The Fund may pay reasonable finders', administrative, and custodial fees in connection with a loan.

A principal risk of lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities.

REPURCHASE AGREEMENTS AND BUY/SELL BACK TRANSACTIONS
The Fund may enter into repurchase agreements in which the Fund purchases a security from a bank or broker-dealer, which agrees to repurchase the security from the Fund at an agreed-upon future date, normally a day or a few days later. The purchase and repurchase transactions are transacted under one agreement. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements permit the Fund to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. If the bank or broker-dealer defaults on its repurchase obligation, the Fund would suffer a loss to the extent that the proceeds from the sale of the security were less than the repurchase price.

The Fund may enter into buy/sell back transactions, which are similar to repurchase agreements. In this type of transaction, the Fund enters a trade to buy securities at one price and simultaneously enters a trade to sell the same securities at another price on a specified date. Similar to a repurchase agreement, the repurchase price is higher than the sale price and reflects current interest rates. Unlike a repurchase agreement, however, the buy/sell back transaction is considered two separate transactions.

RIGHTS AND WARRANTS
Rights and warrants are option securities permitting their holders to subscribe for other securities. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants do not carry with them dividend or voting rights with respect to the underlying securities, or any rights in the assets of the issuer. As a result, an investment in rights and warrants may be considered more speculative than certain other types of investments. In addition, the value of a right or a warrant does not necessarily change with the value of the underlying securities, and a right or a warrant ceases to have value if it is not exercised prior to its expiration date.

ADDITIONAL RISK AND OTHER CONSIDERATIONS
Investments in the Fund involve the risk considerations described below.

BORROWING AND LEVERAGE
The Fund may use borrowings for investment purposes subject to applicable statutory or regulatory requirements. Borrowings by the Fund result in leveraging of the Fund's shares.

Utilization of leverage, which is usually considered speculative, involves certain risks to the Fund's shareholders. These include a higher volatility of the NAV of the Fund's shares and the relatively greater effect on the NAV of the shares. So long as the Fund is able to realize a net return on its investment portfolio that is higher than the interest expense paid on borrowings, the effect of leverage will be to cause the Fund's shareholders to realize a higher net return than if the Fund were not leveraged. If the interest expense on borrowings approaches the net return on the Fund's investment portfolio, the benefit of leverage to the Fund's shareholders will be reduced. If the interest expense on borrowings were to exceed the net return to shareholders, the Fund's use of leverage would result in a lower rate of return. Similarly, the effect of leverage in a declining market would normally be a greater decrease in NAV. In an extreme case, if the Fund's current investment income were not sufficient to meet the carrying costs of leveraged transactions, it could be necessary for the Fund to liquidate certain of its investments in adverse circumstances, potentially significantly reducing its
NAV.

INVESTMENT IN BELOW INVESTMENT GRADE FIXED-INCOME SECURITIES
The Fund may invest in below investment grade fixed-income securities.
Investments in securities rated below investment grade (commonly known as "junk bonds") may be subject to greater risk of loss of principal and interest than higher-rated securities. These securities are also generally considered to be subject to greater market risk than higher-rated securities. The capacity of issuers of these securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates. In addition, below investment grade securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities.

The market for these securities may be thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for these securities, the Fund may experience difficulty in valuing such securities and, in turn, the Fund's assets.

INVESTMENT IN SMALLER, LESS-SEASONED COMPANIES
Investment in smaller, less-seasoned companies involves greater risks than are customarily associated with securities of more established companies. Companies in the earlier stages of their development often have products and management personnel that have not been thoroughly tested by time or the marketplace;
their financial resources may not be as substantial as those of more established companies. The securities of smaller, less-seasoned companies may have relatively limited marketability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or broad market indices. The revenue flow of such companies may be erratic and their results of operations may fluctuate widely and may also contribute to stock price volatility.

FUTURE DEVELOPMENTS
The Fund may take advantage of other investment practices that are not currently contemplated for use by the Fund, or are not available but may yet be developed, to the extent such investment practices are consistent with the
Fund's investment objective and legally permissible for the Fund. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described above.

CHANGES IN INVESTMENT OBJECTIVES AND POLICIES
The Fund's Board may change the Fund's investment objective without shareholder approval. The Fund will provide shareholders with 60 days' prior written notice of any change to the Fund's investment objective. The Fund has a policy to invest at

                                                                             13

least 80% of its net assets in securities indicated by its name and will not change this policies without 60 days' prior written notice to shareholders.
Unless otherwise noted, all other policies of the Fund may be changed without shareholder approval.

TEMPORARY DEFENSIVE POSITION
For temporary defensive purposes in an attempt to respond to adverse market, economic, political or other conditions, the Fund may reduce its position in equity securities and invest in, without limit, certain types of short-term, liquid, high-grade or high-quality debt securities. While the Fund is investing for temporary defensive purposes, it may not meet its investment objectives.

PORTFOLIO HOLDINGS
A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI.

INVESTING IN THE FUND
--------------------------------------------------------------------------------

This section discusses how to buy, sell or redeem, or exchange different classes of shares of the Fund that are offered in this Prospectus. The Fund offers three classes of shares through this Prospectus.

Each share class represents an investment in the same portfolio of securities, but the classes may have different sales charges and bear different ongoing distribution expenses. For additional information on the differences between the different classes of shares and factors to consider when choosing among them, please see "The Different Share Class Expenses" and "Choosing a Share
Class" below. ONLY CLASS A SHARES OFFER QUANTITY DISCOUNTS ON SALES CHARGES, as
described below.

HOW TO BUY SHARES
The purchase of the Fund's shares is priced at the next-determined NAV after your order is received in proper form.

CLASS A AND CLASS C SHARES - SHARES AVAILABLE TO RETAIL INVESTORS
You may purchase the Fund's Class A or Class C shares through financial intermediaries, such as broker-dealers or banks. You also may purchase shares directly from the Fund's principal underwriter, AllianceBernstein Investments,
Inc., or ABI. These purchases may be subject to an initial sales charge, an asset-based sales charge or CDSC, as described below.

PURCHASE MINIMUMS AND MAXIMUMS
------------------------------

MINIMUMS:*

--Initial:                     $2,500
--Subsequent:                  $   50

*Purchase minimums may not apply to some accounts established in connection with the Automatic Investment Program and to some retirement-related investment programs. These investment minimums also do not apply to persons participating in a fee-based program sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABI.

MAXIMUM INDIVIDUAL PURCHASE AMOUNT:

--Class A shares                     None
--Class C shares               $1,000,000

OTHER PURCHASE INFORMATION
Your broker or financial advisor must receive your purchase request by the Fund
Closing Time, which is the close of regular trading on any day the Exchange is open (ordinarily, 4:00 p.m., Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading) and submit it to the Fund by a pre-arranged time for you to receive the next-determined NAV, less any applicable initial sales charge.

If you are an existing Fund shareholder and you have completed the appropriate section of the Mutual Fund Application, you may purchase additional shares by telephone with payment by electronic funds transfer in amounts not exceeding
$500,000. AllianceBernstein Investor Services, Inc., or ABIS, must receive and confirm telephone requests before the Fund Closing Time to receive that day's public offering price. Call 800-221-5672 to arrange a transfer from your bank account.

The Fund is generally available for purchase in the United States, Puerto Rico,
Guam, American Samoa and the U.S. Virgin Islands. Except to the extent otherwise permitted by the Fund's distributor, the Fund will only accept accounts from U.S. citizens with a U.S. address (including an APO or
FPO address) or resident aliens with a U.S. address (including an APO or
FPO address) and a U.S. taxpayer identification number.

TAX-DEFERRED ACCOUNTS
Class A shares are also available to the following tax-deferred arrangements:

..  Traditional and Roth IRAs (minimums listed in the table above apply);

..  SEPs, SAR-SEPs, SIMPLE IRAs, and individual 403(b) plans (no investment minimum); and

..  AllianceBernstein-sponsored Coverdell Education Savings Accounts ($2,000 initial investment minimum, $150 Automatic Investment Program monthly minimum).

Class C shares are available to AllianceBernstein Link, AllianceBernstein
Individual 401(k), AllianceBernstein SIMPLE IRA plans with less than $250,000 in plan assets and 100 employees, and to group retirement plans.

ADVISOR CLASS SHARES
You may purchase Advisor Class shares through your financial advisor at NAV.
Advisor Class shares may be purchased and held solely:

..  through accounts established under a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABI;

..  through a defined contribution employee benefit plan (e.g., a 401(k) plan)
   that purchases shares directly without the involvement of a financial intermediary;

..  by investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund; and

..  through certain special arrangements approved by the Adviser.

The Fund's SAI has more detailed information about who may purchase and hold
Advisor Class shares.

REQUIRED INFORMATION
The Fund is required by law to obtain, verify and record certain personal information from you or persons authorized to act on your behalf in order to establish an account. Required information includes name, date of birth, permanent residential address and taxpayer identification number (for most investors, your social security number). The Fund may also ask to see other identifying documents. If you do not provide the information, the Fund will not be able to open your account. If the Fund is unable to verify your identity, or that of another

                                                                             15

person(s) authorized to act on your behalf, or if the Fund believes it has identified potentially criminal activity, the Fund reserves the right to take action it deems appropriate or as required by law, which may include closing your account. If you are not a U.S. citizen or resident alien, your account must be affiliated with a Financial Industry Regulatory Authority, or FINRA, member firm.

The Fund is required to withhold 28% of taxable dividends, capital gains distributions, and redemptions paid to any shareholder who has not provided the
Fund with his or her correct taxpayer identification number. To avoid this, you must provide your correct tax identification number on your Mutual Fund
Application.

GENERAL
IRA custodians, plan sponsors, plan fiduciaries, plan recordkeepers, and other financial intermediaries may establish their own eligibility requirements as to the purchase, sale or exchange of Fund shares, including minimum and maximum investment requirements. The Fund is not responsible for, and has no control over, the decisions of any plan sponsor, fiduciary or other financial intermediary to impose such differing requirements. ABI may refuse any order to purchase shares. The Fund reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons.

THE DIFFERENT SHARE CLASS EXPENSES
This section describes the different expenses of investing in each class and explains factors to consider when choosing a class of shares. The expenses can include distribution and/or service (Rule 12b-1) fees, initial sales charges and/or CDSCs. ONLY CLASS A SHARES OFFER QUANTITY DISCOUNTS as described below.

ASSET-BASED SALES CHARGES OR DISTRIBUTION AND/OR SERVICE (RULE 12b-1) FEES

                           WHAT IS A RULE 12b-1 FEE?
  A Rule 12b-1 fee is a fee deducted from the Fund's assets that is used to pay for personal service, maintenance of shareholder accounts and distribution costs, such as advertising and compensation of financial intermediaries. The
  Fund has adopted a plan under Commission Rule 12b-1 that allows the Fund to pay asset-based sales charges or distribution and/or service (Rule 12b-1)
  fees for the distribution and sale of its shares. The amount of each share class's Rule 12b-1 fee, if any, is disclosed below and in the Fund's fee table included in the Summary Information section above.

The amount of Rule 12b-1 and/or service fees for each class of the Fund's shares is up to:

               DISTRIBUTION AND/OR SERVICE
                 (RULE 12b-1) FEE (AS A
                 PERCENTAGE OF AGGREGATE
                AVERAGE DAILY NET ASSETS)
------------------------------------------
Class A                   0.25%
Class C                   1.00%
Advisor Class             None

Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales fees. Class C shares are subject to higher
Rule 12b-1 fees than Class A shares. Share classes with higher Rule 12b-1 fees will have a higher expense ratio, pay correspondingly lower dividends and may have a lower NAV (and returns). All or some of these fees may be paid to financial intermediaries, including your financial intermediary's firm.

SALES CHARGES
CLASS A SHARES. You can purchase Class A shares at their public offering price
(or cost), which is NAV plus an initial sales charge of up to 4.25% of the offering price. Any applicable sales charge will be deducted directly from your investment.

The initial sales charge you pay each time you buy Class A shares differs depending on the amount you invest and may be reduced or eliminated for larger purchases as indicated below. These discounts, which are also known as
BREAKPOINTS OR QUANTITY DISCOUNTS, can reduce or, in some cases, eliminate the initial sales charges that would otherwise apply to your investment in Class A shares.

The sales charge schedule of Class A share QUANTITY DISCOUNTS is as follows:

                                            INITIAL SALES CHARGE
                                            ------------------
                                             AS % OF    AS % OF
                                            NET AMOUNT  OFFERING
                 AMOUNT PURCHASED            INVESTED    PRICE
                 -----------------------------------------------
                 Up to $100,000                4.44%      4.25%
                 $100,000 up to $250,000       3.36       3.25
                 $250,000 up to $500,000       2.30       2.25
                 $500,000 up to $1,000,000     1.78       1.75
                 $1,000,000 and above          0.00       0.00

Except as noted below, purchases of Class A shares in the amount of $1,000,000 or more or by AllianceBernstein or non-AllianceBernstein sponsored group retirement plans are not subject to an initial sales charge, but may be subject to a 1% CDSC if redeemed or terminated within one year.

CLASS A SHARE PURCHASES NOT SUBJECT TO SALES CHARGES.
The Fund may sell its Class A shares at NAV without an initial sales charge or
CDSC to some categories of investors, including:

 - persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by
   ABI, under which persons pay an asset-based fee for services in the nature of investment advisory or administrative services, or clients of broker-dealers or other financial intermediaries approved by ABI who purchase Class A shares for their own accounts through self-directed brokerage accounts with the broker-dealers or other financial intermediaries that may or may not charge a transaction fee to its customers;

 - plan participants who roll over amounts distributed from employer maintained retirement plans to AllianceBernstein-sponsored IRAs where the plan is a client of or serviced by AllianceBernstein's Institutional Investment
   Management

   Division or Bernstein Global Wealth Management Division including subsequent contributions to those IRAs; or

 - certain other investors, such as investment management clients of the
   Adviser or its affiliates, including clients and prospective clients of
   AllianceBernstein's Institutional Investment Management Division, employees of selected dealers authorized to sell the Fund's shares, and employees of the Adviser.

Please see the Fund's SAI for more information about purchases of Class A shares without sales charges.

CLASS C SHARES. You can purchase Class C shares at NAV without an initial sales charge. This means that the full amount of your purchase is invested in the
Fund. Your investment is subject to a 1% CDSC if you redeem your shares within
1 year. If you exchange your shares for the Class C shares of another
AllianceBernstein Mutual Fund, the 1% CDSC also will apply to the Class C shares received. If you redeem your shares and directly invest the proceeds in units of CollegeBoundfund, the CDSC will apply to the units of
CollegeBoundfund. The 1-year period for the CDSC begins with the date of your original purchase, not the date of the exchange for the other Class C shares or purchase of CollegeBoundfund units.

Class C shares do not convert to any other class of shares of the Fund.

                          HOW IS THE CDSC CALCULATED?
  The CDSC is applied to the lesser of NAV at the time of redemption or the original cost of shares being redeemed (or, as to Fund shares acquired through an exchange, the cost of the AllianceBernstein Mutual Fund shares originally purchased for cash). This means that no sales charge is assessed on increases in NAV above the initial purchase price. Shares obtained from dividend or distribution reinvestment are not subject to the CDSC. In determining the CDSC, it will be assumed that the redemption is, first, of any shares not subject to a CDSC and, second, of shares held the longest.

SALES CHARGE REDUCTION PROGRAMS FOR CLASS A SHARES
THIS SECTION INCLUDES IMPORTANT INFORMATION ABOUT SALES CHARGE REDUCTION
PROGRAMS AVAILABLE TO INVESTORS IN CLASS A SHARES AND DESCRIBES INFORMATION OR
RECORDS YOU MAY NEED TO PROVIDE TO THE FUND OR YOUR FINANCIAL INTERMEDIARY IN
ORDER TO BE ELIGIBLE FOR SALES CHARGE REDUCTION PROGRAMS.

Information about QUANTITY DISCOUNTS and sales charge reduction programs also is available free of charge and in a clear and prominent format on our website at www.AllianceBernstein.com (click on "AllianceBernstein Mutual Fund
Investors--U.S." then "Investor Resources--Understanding Sales Charges").

RIGHTS OF ACCUMULATION
To determine if a new investment in Class A shares is eligible for a QUANTITY
DISCOUNT, a shareholder can combine the value of the new investment in the Fund with the higher of cost or NAV of existing investments in the Fund, any other
AllianceBernstein Mutual Fund, AllianceBernstein Institutional Funds and
certain CollegeBoundfund accounts for which the shareholder, his or her spouse or domestic partner, or child under the age of 21 is the participant. The
AllianceBernstein Mutual Funds use the higher of cost or current NAV of your existing investments when combining them with your new investment.

COMBINED PURCHASE PRIVILEGES
A shareholder may qualify for a QUANTITY DISCOUNT by combining purchases of shares of the Fund into a single "purchase". A "purchase" means a single purchase or concurrent purchases of shares of the Fund or any other
AllianceBernstein Mutual Fund, including AllianceBernstein Institutional Funds, by:

..  an individual, his or her spouse or domestic partner, or the individual's children under the age of 21 purchasing shares for his, her or their own account(s), including certain CollegeBoundfund accounts;

..  a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account with one or more beneficiaries involved;

..  the employee benefit plans of a single employer; or

..  any company that has been in existence for at least six months or has a purpose other than the purchase of shares of the Fund.

LETTER OF INTENT
An investor may not immediately invest a sufficient amount to reach a QUANTITY
DISCOUNT, but may plan to make one or more additional investments over a period of time that, in the end, would qualify for a QUANTITY DISCOUNT. For these situations, the Fund offers a LETTER OF INTENT, which permits new investors to express the intention, in writing, to invest at least $100,000 in Class A shares of the Fund or any AllianceBernstein Mutual Fund within 13 months. The
Fund will then apply the QUANTITY DISCOUNT to each of the investor's purchases of Class A shares that would apply to the total amount stated in the LETTER OF
INTENT. In the event an existing investor chooses to initiate a LETTER OF
INTENT, the AllianceBernstein Mutual Funds will use the higher of cost or current NAV of the investor's existing investments and of those accounts with which investments are combined via COMBINED PURCHASE PRIVILEGES toward the fulfillment of the LETTER OF INTENT. For example, if the combined cost of purchases totaled $80,000 and the current NAV of all applicable accounts is
$85,000 at the time a $100,000 LETTER OF INTENT is initiated, the subsequent investment of an additional $15,000 would fulfill the LETTER OF INTENT. If an investor fails to invest the total amount stated in the LETTER OF INTENT, the
Fund will retroactively collect the sales charge otherwise applicable by redeeming shares in the investor's account at their then current NAV. Investors qualifying for COMBINED PURCHASE PRIVILEGES may purchase shares under a single
LETTER OF INTENT.

                                                                             17

REQUIRED SHAREHOLDER INFORMATION AND RECORDS
In order for shareholders to take advantage of sales charge reductions, a shareholder or his or her financial intermediary must notify the Fund that the shareholder qualifies for a reduction. Without notification, the Fund is unable to ensure that the reduction is applied to the shareholder's account. A shareholder may have to provide information or records to his or her financial intermediary or the Fund to verify eligibility for breakpoint privileges or other sales charge waivers. This may include information or records, including account statements, regarding shares of the Fund or other AllianceBernstein
Mutual Funds held in:

..  all of the shareholder's accounts at the Fund or a financial intermediary;
   and

..  accounts of related parties of the shareholder, such as members of the same family, at any financial intermediary.

CDSC WAIVERS AND OTHER PROGRAMS

                        Here Are Some Ways To Avoid Or
                        Minimize Charges On Redemption.

CDSC WAIVERS
The Fund will waive the CDSCs on redemptions of shares in the following circumstances, among others:

..  permitted exchanges of shares;

..  following the death or disability of a shareholder;

..  if the redemption represents a minimum required distribution from an IRA or other retirement plan to a shareholder who has attained the age of 70 1/2;

..  if the proceeds of the redemption are invested directly in a
   CollegeBoundfund account; or

..  if the redemption is necessary to meet a plan participant's or beneficiary's request for a distribution or loan from a group retirement plan or to accommodate a plan participant's or beneficiary's direction to reallocate his or her plan account among other investment alternatives available under a group retirement plan.

OTHER PROGRAMS
DIVIDEND REINVESTMENT PROGRAM
Unless you specifically have elected to receive dividends or distributions in cash, they will automatically be reinvested, without an initial sales charge or
CDSC, in the same class of additional shares of the Fund. If you elect to receive distributions in cash, you will only receive a check if the amount of the distribution is equal to or exceeds $25.00. Distributions of less than
$25.00 will automatically be reinvested in shares of the Fund. To receive distributions of less than $25.00 in cash, you must have bank instructions associated to your account so that distributions can be delivered to you electronically via Electronic Funds Transfer using the Automated Clearing House or "ACH". In addition, the Fund may reinvest your distribution check (and future checks) in additional shares of the Fund if your check (i) is returned as undeliverable or (ii) remains uncashed for nine months.

DIVIDEND DIRECTION PLAN
A shareholder who already maintains accounts in more than one AllianceBernstein
Mutual Fund may direct the automatic investment of income dividends and/or capital gains by one Fund, in any amount, without the payment of any sales charges, in shares of the same class of one or more other AllianceBernstein
Mutual Fund(s).

AUTOMATIC INVESTMENT PROGRAM
The Automatic Investment Program allows investors to purchase shares of the
Fund through pre-authorized transfers of funds from the investor's bank account. Under the Automatic Investment Program, an investor may (i) make an initial purchase of at least $2,500 and invest at least $50 monthly or
(ii) make an initial purchase of less than $2,500 and commit to a monthly investment of $200 or more until the investor's account balance is $2,500 or more. Please see the Fund's SAI for more details.

REINSTATEMENT PRIVILEGE
A shareholder who has redeemed all or any portion of his or her Class A shares may reinvest all or any portion of the proceeds from the redemption in Class A shares of any AllianceBernstein Mutual Fund at NAV without any sales charge, if the reinvestment is made within 120 calendar days after the redemption date.

SYSTEMATIC WITHDRAWAL PLAN
The Fund offers a systematic withdrawal plan that permits the redemption of
Class A or Class C shares without payment of a CDSC. Under this plan, redemptions equal to 1% a month, 2% every two months or 3% a quarter of the value of the Fund account would be free of a CDSC. For Class A and Class C shares, shares held the longest would be redeemed first.

CHOOSING A SHARE CLASS
Each share class represents an interest in the same portfolio of securities, but each class has its own sales charge and expense structure allowing you to choose the class that best fits your situation. In choosing a class of shares, you should consider:

..  the amount you intend to invest;

..  how long you expect to own shares;

..  expenses associated with owning a particular class of shares;

..  whether you qualify for any reduction or waiver of sales charges (for example, if you are making a large investment that qualifies for a QUANTITY
   DISCOUNT, you might consider purchasing Class A shares); and

..  whether a share class is available for purchase.

Among other things, Class A shares, with their lower Rule 12b-1 fees, are designed for investors with a long-term investing time frame. Class C shares should not be considered as a long-term investment because they are subject to a higher distribution fee indefinitely. Class C shares do not, however,

have an initial sales charge or a CDSC so long as the shares are held for one year or more. Class C shares are designed for investors with a short-term investing time frame.

A transaction, service, administrative or other similar fee may be charged by your broker-dealer, agent or other financial intermediary, with respect to the purchase, sale or exchange of Class A, Class C or Advisor Class shares made through your financial advisor. Financial intermediaries, a fee-based program, or, for group retirement plans, a plan sponsor or plan fiduciary, also may impose requirements on the purchase, sale or exchange of shares that are different from, or in addition to, those described in this Prospectus and the
Fund's SAI, including requirements as to the minimum initial and subsequent investment amounts. In addition, group retirement plans may not offer all classes of shares of the Fund. The Fund is not responsible for, and has no control over, the decision of any financial intermediary, plan sponsor or fiduciary to impose such differing requirements.

YOU SHOULD CONSULT YOUR FINANCIAL ADVISOR FOR ASSISTANCE IN CHOOSING A CLASS OF
THE FUND'S SHARES.

PAYMENTS TO FINANCIAL ADVISORS AND THEIR FIRMS
Financial intermediaries market and sell shares of the Fund. These financial intermediaries employ financial advisors and receive compensation for selling shares of the Fund. This compensation is paid from various sources, including any sales charge, CDSC and/or Rule 12b-1 fee that you or the Fund may pay. Your individual financial advisor may receive some or all of the amounts paid to the financial intermediary that employs him or her.

                       WHAT IS A FINANCIAL INTERMEDIARY?
  A financial intermediary is a firm that receives compensation for selling shares of the Fund and/or provides services to the Fund's shareholders.
  Financial intermediaries may include, among others, your broker, your financial planner or advisors, banks and insurance companies. Financial intermediaries may employ financial advisors who deal with you and other investors on an individual basis.

All or a portion of the initial sales charge that you pay may be paid by ABI to financial intermediaries selling Class A shares. ABI may also pay financial intermediaries a fee of up to 1% on purchases of Class A shares that are sold without an initial sales charge.

For Class A and Class C shares, up to 100% of the Rule 12b-1 fees applicable to these classes of shares each year may be paid to financial intermediaries.

  Your financial advisor's firm receives compensation from the Fund, ABI and/or the Adviser in several ways from various sources, which include some or all of the following:

  - upfront sales commissions;
  - Rule 12b-1 fees;
  - additional distribution support;
  - defrayal of costs for educational seminars and training; and
  - payments related to providing shareholder record-keeping and/or transfer agency services.

  Please read this Prospectus carefully for information on this compensation.

OTHER PAYMENTS FOR DISTRIBUTION SERVICES AND EDUCATIONAL SUPPORT
In addition to the commissions paid to financial intermediaries at the time of sale and Rule 12b-1 fees, some or all of which may be paid to financial intermediaries (and, in turn, to your financial advisor), ABI, at its expense, currently provides additional payments to firms that sell shares of the
AllianceBernstein Mutual Funds. Although the individual components may be higher and the total amount of payments made to each qualifying firm in any given year may vary, the total amount paid to a financial intermediary in connection with the sale of shares of the AllianceBernstein Mutual Funds will generally not exceed the sum of (a) 0.25% of the current year's fund sales by that firm and (b) 0.10% of average daily net assets attributable to that firm over the year. These sums include payments to reimburse directly or indirectly the costs incurred by these firms and their employees in connection with educational seminars and training efforts about the AllianceBernstein Mutual
Funds for the firms' employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment and meals. ABI may pay a portion of "ticket" or other transactional charges.

For 2014, ABI's additional payments to these firms for distribution services and educational support related to the AllianceBernstein Mutual Funds is expected to be approximately 0.05% of the average monthly assets of the
AllianceBernstein Mutual Funds, or approximately $21 million. For 2013, ABI paid approximately 0.05% of the average monthly assets of the AllianceBernstein
Mutual Funds or approximately $19 million for distribution services and educational support related to the AllianceBernstein Mutual Funds.

A number of factors are considered in determining the additional payments, including each firm's AllianceBernstein Mutual Fund sales, assets and redemption rates, and the willingness and ability of the firm to give ABI access to its financial advisors for educational and marketing purposes. In some cases, firms will include the AllianceBernstein Mutual Funds on a
"preferred list". ABI's goal is to make the financial advisors who interact with current and prospective investors and shareholders more knowledgeable about the AllianceBernstein Mutual Funds so that they can provide suitable information and advice about the funds and related investor services.

                                                                             19

The Fund and ABI also make payments for recordkeeping and other transfer agency services to financial intermediaries that sell AllianceBernstein Mutual Fund shares. Please see "Management of the Fund--Transfer Agency and Retirement Plan
Services" below. These expenses paid by the Fund are included in "Other
Expenses" under "Fees and Expenses of the Fund--Annual Fund Operating Expenses"
in the Summary Information at the beginning of this Prospectus.

  IF ONE MUTUAL FUND SPONSOR MAKES GREATER DISTRIBUTION ASSISTANCE PAYMENTS
  THAN ANOTHER, YOUR FINANCIAL ADVISOR AND HIS OR HER FIRM MAY HAVE AN
  INCENTIVE TO RECOMMEND ONE FUND COMPLEX OVER ANOTHER. SIMILARLY, IF YOUR
  FINANCIAL ADVISOR OR HIS OR HER FIRM RECEIVES MORE DISTRIBUTION ASSISTANCE
  FOR ONE SHARE CLASS VERSUS ANOTHER, THEN THEY MAY HAVE AN INCENTIVE TO
  RECOMMEND THAT CLASS.

  PLEASE SPEAK WITH YOUR FINANCIAL ADVISOR TO LEARN MORE ABOUT THE TOTAL
  AMOUNTS PAID TO YOUR FINANCIAL ADVISOR AND HIS OR HER FIRM BY THE FUND, THE
  ADVISER, ABI AND BY SPONSORS OF OTHER MUTUAL FUNDS HE OR SHE MAY RECOMMEND TO
  YOU. YOU SHOULD ALSO CONSULT DISCLOSURES MADE BY YOUR FINANCIAL ADVISOR AT
  THE TIME OF PURCHASE.

As of the date of the Prospectus, ABI anticipates that the firms that will receive additional payments for distribution services and/or educational support include:

  Advisor Group, Inc.
  Ameriprise Financial Services
  AXA Advisors
  Cadaret, Grant & Co.
  CCO Investment Services Corp.
  Commonwealth Financial Network
  Donegal Securities
  JP Morgan Securities
  LPL Financial
  Merrill Lynch
  Morgan Stanley
  Northwestern Mutual Investment Services
  PNC Investments
  Raymond James
  RBC Wealth Management
  Robert W. Baird
  Santander Securities
  UBS Financial Services
  US Bancorp Investments
  Wells Fargo Advisors

Although the Fund may use brokers and dealers that sell shares of the Fund to effect portfolio transactions, the Fund does not consider the sale of
AllianceBernstein Mutual Fund shares as a factor when selecting brokers or dealers to effect portfolio transactions.

HOW TO EXCHANGE SHARES
You may exchange your Fund shares for shares of the same class of other
AllianceBernstein Mutual Funds (including AllianceBernstein Exchange Reserves, a money market fund managed by the Adviser) provided that the other fund offers the same class of shares and, in the case of retirement plans, is an investment option under the plan. Exchanges of shares are made at the next-determined NAV, without sales or service charges, after your order is received in proper form.
All exchanges are subject to the minimum investment restrictions set forth in the prospectus for the AllianceBernstein Mutual Fund whose shares are being acquired. You may request an exchange either directly or through your financial intermediary or, in the case of retirement plan participants, by following the procedures specified by your plan sponsor or plan recordkeeper. In order to receive a day's NAV, ABIS must receive and confirm your telephone exchange request by the Fund Closing Time, on that day. The Fund may modify, restrict, or terminate the exchange privilege on 60 days' written notice.

HOW TO SELL OR REDEEM SHARES
You may "redeem" your shares (i.e., sell your shares to the Fund) on any day the Exchange is open, either directly or through your financial intermediary or, in the case of retirement plan participants, by following the procedures specified by your plan sponsor or plan recordkeeper. Your sale price will be the next-determined NAV, less any applicable CDSC, after the Fund receives your redemption request in proper form. Normally, redemption proceeds are sent to you within 7 days. If you recently purchased your shares by check or electronic funds transfer, your redemption payment may be delayed until the Fund is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 15 days). For Advisor Class shares, if you are in doubt about what procedures or documents are required by your fee-based program or employee benefit plan to sell your shares, you should contact your financial advisor.

SELLING SHARES THROUGH YOUR FINANCIAL INTERMEDIARY OR RETIREMENT PLAN
Your broker or financial advisor must receive your sales request by the Fund
Closing Time, and submit it to the Fund by a pre-arranged time for you to receive that day's NAV, less any applicable CDSC. Your financial intermediary, plan sponsor or plan recordkeeper is responsible for submitting all necessary documentation to the Fund and may charge you a fee for this service.

SELLING SHARES DIRECTLY TO THE FUND
BY MAIL:
..  Send a signed letter of instruction or stock power, along with certificates, to:

          AllianceBernstein Investor Services, Inc.
          P.O. Box 786003
          San Antonio, TX 78278-6003

..  For certified or overnight deliveries, send to:

          AllianceBernstein Investor Services, Inc.
          8000 IH 10 W, 4th floor
          San Antonio, TX 78230

..  For your protection, a bank, a member firm of a national stock exchange or another eligible guarantor institution must guarantee signatures. Stock power forms are available from your financial intermediary, ABIS and many commercial banks. Additional documentation is required for the sale of shares by corporations, intermediaries, fiduciaries and surviving joint owners. If you have any questions about these procedures, contact ABIS.

BY TELEPHONE:
..  You may redeem your shares for which no stock certificates have been issued by telephone request. Call ABIS at 800-221-5672 with instructions on how you wish to receive your sale proceeds.

..  ABIS must receive and confirm a telephone redemption request by the Fund
   Closing Time, for you to receive that day's NAV, less any applicable CDSC.

..  For your protection, ABIS will request personal or other information from you to verify your identity and will generally record the calls. Neither the
   Fund nor the Adviser, ABIS, ABI or other Fund agent will be liable for any loss, injury, damage or expense as a result of acting upon telephone instructions purporting to be on your behalf that ABIS reasonably believes to be genuine.

..  If you have selected electronic funds transfer in your Mutual Fund
   Application, the redemption proceeds will be sent directly to your bank.
   Otherwise, the proceeds will be mailed to you.

..  Redemption requests by electronic funds transfer or check may not exceed
   $100,000 per Fund account per day.

..  Telephone redemption is not available for shares held in nominee or "street name" accounts, retirement plan accounts, or shares held by a shareholder who has changed his or her address of record within the previous 30 calendar days.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES
The Fund's Board has adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Fund shares or excessive or short-term trading that may disadvantage long-term Fund shareholders. These policies are described below. There is no guarantee that the Fund will be able to detect excessive or short-term trading activity or to identify shareholders engaged in such practices, particularly with respect to transactions in omnibus accounts. Shareholders should be aware that application of these policies may have adverse consequences, as described below, and should avoid frequent trading in Fund shares through purchases, sales and exchanges of shares. The
Fund reserves the right to restrict, reject, or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder's financial intermediary.

RISKS ASSOCIATED WITH EXCESSIVE OR SHORT-TERM TRADING GENERALLY. While the Fund
will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of the Fund's shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management and cause the Fund to sell shares at inopportune times to raise cash to accommodate redemptions relating to short-term trading activity. In particular, the Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. In addition, the Fund may incur increased administrative and other expenses due to excessive or short-term trading, including increased brokerage costs and realization of taxable capital gains.

Because the Fund invests significantly in securities of foreign issuers, it may be particularly susceptible to short-term trading strategies. This is because securities of foreign issuers are typically traded on markets that close well before the time the Fund ordinarily calculates its NAV at 4:00 p.m., Eastern time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Fund share prices that are based on closing prices of securities of foreign issuers established some time before the Fund calculates its own share price (referred to as "time zone arbitrage"). The Fund has procedures, referred to as fair value pricing, designed to adjust closing market prices of securities of foreign issuers to reflect what is believed to be the fair value of those securities at the time the Fund calculates its NAV. While there is no assurance, the Fund expects that the use of fair value pricing, in addition to the short-term trading policies discussed below, will significantly reduce a shareholder's ability to engage in time zone arbitrage to the detriment of other Fund shareholders.

A shareholder engaging in a short-term trading strategy may also target the
Fund irrespective of its investments in securities of foreign issuers. Any Fund that invests in securities that are, among other things, thinly traded, traded infrequently or relatively illiquid has the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). All funds may be adversely affected by price arbitrage.

POLICY REGARDING SHORT-TERM TRADING. Purchases and exchanges of shares of the
Fund should be made for investment purposes only. The Fund seeks to prevent patterns of excessive purchases and sales of Fund shares to the extent they are detected by the procedures described below, subject to the Fund's

                                                                             21

ability to monitor purchase, sale and exchange activity. The Fund reserves the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

..  TRANSACTION SURVEILLANCE PROCEDURES. The Fund, through its agents, ABI and
   ABIS, maintains surveillance procedures to detect excessive or short-term trading in Fund shares. This surveillance process involves several factors, which include scrutinizing transactions in Fund shares that exceed certain monetary thresholds or numerical limits within a specified period of time.
   Generally, more than two exchanges of Fund shares during any 60-day period or purchases of shares followed by a sale within 60 days will be identified by these surveillance procedures. For purposes of these transaction surveillance procedures, the Fund may consider trading activity in multiple accounts under common ownership, control, or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. With respect to managed or discretionary accounts for which the account owner gives his/her broker, investment adviser or other third party authority to buy and sell Fund shares, the Fund may consider trades initiated by the account owner, such as trades initiated in connection with bona fide cash management purposes, separately in their analysis. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances.

..  ACCOUNT BLOCKING PROCEDURES. If the Fund determines, in its sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the Fund will take remedial actions that may include issuing a warning, revoking certain account-related activities (such as the ability to place purchase, sale and exchange orders over the internet or by phone) or prohibiting or "blocking" future purchase or sale activity.
   However, sales of Fund shares back to the Fund or redemptions will continue to be permitted in accordance with the terms of the Fund's current
   Prospectus. As a result, unless the shareholder redeems his or her shares, which may have consequences if the shares have declined in value, a CDSC is applicable or adverse tax consequences may result, the shareholder may be
   "locked" into an unsuitable investment. A blocked account will generally remain blocked for 90 days. Subsequent detections of excessive or short-term trading may result in an indefinite account block, or an account block until the account holder or the associated broker, dealer or other financial intermediary provides evidence or assurance acceptable to the Fund that the account holder did not or will not in the future engage in excessive or short-term trading.

..  APPLICATIONS OF SURVEILLANCE PROCEDURES AND RESTRICTIONS TO OMNIBUS
   ACCOUNTS. Omnibus account arrangements are common forms of holding shares of the Fund, particularly among certain brokers, dealers and other financial intermediaries, including sponsors of retirement plans. The Fund applies its surveillance procedures to these omnibus account arrangements. As required by Commission rules, the Fund has entered into agreements with all of its financial intermediaries that require the financial intermediaries to provide the Fund, upon the request of the Fund or its agents, with individual account level information about their transactions. If the Fund detects excessive trading through its monitoring of omnibus accounts, including trading at the individual account level, the financial intermediaries will also execute instructions from the Fund to take actions to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of Fund shares. For certain retirement plan accounts, the Fund may request that the retirement plan or other intermediary revoke the relevant participant's privilege to effect transactions in Fund shares via the internet or telephone, in which case the relevant participant must submit future transaction orders via the U.S.
   Postal Service (i.e., regular mail).

HOW THE FUND VALUES ITS SHARES
The Fund's NAV is calculated at the close of regular trading on any day the
Exchange is open (ordinarily, 4:00 p.m., Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). To calculate NAV, the Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. If the Fund invests in securities that are primarily traded on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the NAV of the Fund's shares may change on days when shareholders will not be able to purchase or redeem their shares in the Fund.

The Fund values its securities at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Board. When the Fund uses fair value pricing, it may take into account any factors it deems appropriate. The Fund may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

The Fund expects to use fair value pricing for securities primarily traded on
U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other

things, most foreign markets close well before the Fund ordinarily values its securities at 4:00 p.m., Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. For example, the Fund believes that foreign security values may be affected by events that occur after the close of foreign securities markets. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third-party vendor modeling tools to the extent available.

Subject to its oversight, the Fund's Board has delegated responsibility for valuing the Fund's assets to the Adviser. The Adviser has established a
Valuation Committee, which operates under the policies and procedures approved by the Board, to value the Fund's assets on behalf of the Fund. The Valuation
Committee values Fund assets as described above. More information about the valuation of the Fund's assets is available in the Fund's SAI.

                                                                             23

MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
The Fund's Adviser is AllianceBernstein L.P., 1345 Avenue of the Americas, New
York, New York 10105. The Adviser is a leading international investment adviser supervising client accounts with assets as of September 30, 2014 totaling approximately $473 billion (of which approximately $95 billion represented assets of investment companies). As of September 30, 2014, the Adviser managed retirement assets for many of the largest public and private employee benefit plans (including 16 of the nation's FORTUNE 100 companies), for public employee retirement funds in 26 states and the District of Columbia, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 33 registered investment companies managed by the Adviser, comprising approximately 123 separate investment portfolios, had as of
September 30, 2014 approximately 2.8 million shareholder accounts.

The Adviser provides investment advisory services and order placement facilities for the Fund. For these advisory services, the Fund pays the Adviser
..75% of average daily net assets. The Adviser has agreed to waive its management fees and/or to bear expenses of the Fund through November 12, 2015 to the extent necessary to prevent total Fund operating expenses, on an annualized basis, from exceeding 1.15%, 1.90% and .90% for the Fund's Class A,
Class C and Advisor Class shares, respectively (excluding acquired fund fees and expenses other than the advisory fees of any AllianceBernstein Mutual Funds in which the Fund invests, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs). Fees waived and expenses borne by the Adviser are subject to reimbursement until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne. No reimbursement payment will be made that would cause the Fund's total annualized operating expenses to exceed the net fee percentages set forth in "Fees and Expenses of the Fund" in the Summary section of this prospectus.

A discussion regarding the basis for the Board's approval of the Fund's investment advisory agreement will be available in the Fund's annual report to shareholders for the fiscal period ending June 30, 2015.

The Adviser may act as an investment adviser to other persons, firms, or corporations, including investment companies, hedge funds, pension funds, and other institutional investors. The Adviser may receive management fees, including performance fees, that may be higher or lower than the advisory fees it receives from the Fund. Certain other clients of the Adviser may have investment objectives and policies similar to those of the Fund. The Adviser may, from time to time, make recommendations that result in the purchase or sale of a particular security by its other clients simultaneously with the
Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner that is deemed equitable by the Adviser to the accounts involved, including the Fund. When two or more of the clients of the Adviser
(including the Fund) are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

PORTFOLIO MANAGERS
The management of, and investment decisions for, the Fund's portfolio are made by an Investment Policy Team. The Investment Policy Team relies heavily on the fundamental analysis and research of the Adviser's internal research staff. No one person is principally responsible for coordinating the Fund's investments.

The following table lists the persons with the most significant responsibility for day-to-day management of the Fund's portfolio, the length of time that each person has been jointly and primarily responsible for the Fund, and each person's principal occupation during the past five years:

                                                                     PRINCIPAL
          FUND             EMPLOYEE; YEAR; TITLE    OCCUPATION(S) DURING THE PAST FIVE (5) YEARS
------------------------------------------------------------------------------------------------
AllianceBernstein Global  David Dalgas; since                 Senior Vice President
Core Equity Portfolio     inception; Senior Vice              and Head of Global Core
                          President of the Adviser            Equities of the Adviser
                                                              since 2014. Head of
                                                              Equities, Chairman of
                                                              the Investment Board and
                                                              Chief Investment Officer
                                                              of CPH Capital
                                                              Fondsmaeglerselskab A/S
                                                              ("CPH Capital") since
                                                              2010. Prior thereto, he
                                                              was Head of Equities at
                                                              BankInvest, beginning
                                                              prior to 2009.

                          Klaus Ingemann; since               Senior Vice President
                          inception; Senior Vice              and Senior Research
                          President of the Adviser            Analyst and Portfolio
                                                              Manager of the Adviser
                                                              since 2014. Member of
                                                              the Investment Board of
                                                              CPH Capital since 2010.
                                                              Prior thereto, he was
                                                              Chief Portfolio Manager
                                                              and Member of the
                                                              Investment Board at
                                                              BankInvest, beginning
                                                              prior to 2009.

                                                                     PRINCIPAL
          FUND             EMPLOYEE; YEAR; TITLE    OCCUPATION(S) DURING THE PAST FIVE (5) YEARS
------------------------------------------------------------------------------------------------
                          Kenneth Graversen; since            Senior Vice President
                          inception; Senior Vice              and Senior Research
                          President of the Adviser            Analyst and Portfolio
                                                              Manager of the Adviser
                                                              since 2014. Member of
                                                              the Investment Board of
                                                              CPH Capital since 2010.
                                                              Prior thereto, he was
                                                              Chief Portfolio Manager
                                                              and Member of the
                                                              Investment Board at
                                                              BankInvest, beginning
                                                              prior to 2009.

The Fund's SAI provides additional information about the Portfolio Managers'
compensation, other accounts managed by the Portfolio Managers, and the
Portfolio Managers' ownership of securities in the Fund.

PERFORMANCE OF SIMILARLY MANAGED ACCOUNTS
The investment team employed by the Adviser to manage the Fund have substantial experience in managing discretionary accounts of institutional clients, pooled investment vehicles and/or other registered investment companies (the
"Similarly Managed Accounts") that have substantially the same investment objectives and policies and are managed in accordance with substantially the same investment strategies as the Fund. The Similarly Managed Accounts that are not registered investment companies are not subject to certain limitations, diversification requirements and other restrictions imposed under the 1940 Act and the Internal Revenue Code (the "Code") to which the Fund, as registered investment companies, are subject and which, if applicable to the Similarly
Managed Accounts, may have adversely affected the performance of the Similarly
Managed Accounts.

Set forth below is performance data provided by the Adviser relating to the
Similarly Managed Accounts managed by the investment team that manages the
Fund's assets. Performance data is shown for the period during which the investment teams of the Adviser managed the Similarly Managed Accounts through
September 30, 2014. The aggregate assets for the Similarly Managed Accounts managed by the Global Core Equity investment team as of September 30, 2014 were approximately $1.11 billion. The investment teams' Similarly Managed Accounts have a nearly identical composition of representative investment holdings and related percentage weightings. The performance data is net of fees charged by the Adviser to the Similarly Managed Accounts and portfolio transaction costs, generally calculated in the case of the Fund by deducting on a monthly basis the highest investment management fee payable by a Similarly Managed Account.
The highest fee payable for the Similarly Managed Accounts of the Fund is 0.80%
of assets annually. Net-of-fee performance figures reflect the compounding effect of such fees.

The data has not been adjusted to reflect any fees that will be payable by the
Fund, which may be higher than the fees imposed on the Similarly Managed
Accounts, and will reduce the returns of the Fund. Expenses associated with the distribution of Class A and Class C shares of the Fund in accordance with the plans adopted by the Board of the Fund under Commission Rule 12b-1 are also excluded. Except as noted, the performance data has also not been adjusted for corporate or individual taxes, if any, payable by account owners. Reflecting the fees that will be payable by the Fund would have lowered the performance of the Similarly Managed Accounts.

The Adviser has calculated the investment performance of the Similarly Managed
Accounts on a trade-date basis. Income has been accrued daily and cash flows weighted daily. Composite investment performance for the Fund has been determined on an asset-weighted basis. New accounts are included in the composite investment performance computations at the beginning of the quarter following the initial contribution. The total returns set forth below are calculated using a method that links the monthly return amounts for the disclosed periods, resulting in a time-weighted rate of return. Other methods of computing the investment performance of the Similarly Managed Accounts may produce different results, and the results for different periods may vary.

The MSCI ACWI Index is used by the Fund and its Similarly Managed Accounts, for purposes of this example, as a benchmark to measure its relative performance.
The MSCI ACWI Index is a free float-adjusted market capitalization index designed to measure the equity market performance of developed and emerging markets.

To the extent the investment teams utilize investment techniques such as swaps, futures, forwards or options, the performance of the MSCI ACWI Index may not be substantially comparable to the performance of the investment teams' Similarly
Managed Accounts.

The performance data below is provided solely to illustrate the investment teams' performance in managing the Similarly Managed Accounts as measured against a broad-based market index. The performance of the Fund will be affected by the performance of the investment teams managing the Fund's assets.
If the investment teams were to perform relatively poorly, the performance of the Fund would suffer. Investors should not rely on the performance data of the
Similarly Managed Accounts as an indication of future performance of the Fund.

The investment performance for the periods presented may not be indicative of future rates of return. The performance was not calculated pursuant to the methodology established by the Commission that will be used to calculate the
Fund's performance. The use of methodology different from that used to calculate performance could result in different performance data.

                                                                             25

SCHEDULE OF HISTORICAL PERFORMANCE - SIMILARLY MANAGED ACCOUNTS*

                                              ALLIANCEBERNSTEIN
                                             GLOBAL CORE EQUITY
                                             PORTFOLIO SIMILARLY
                                              MANAGED ACCOUNTS   MSCI ACWI
                                               TOTAL RETURN**      INDEX
--------------------------------------------------------------------------
Nine Months Ended
September 30, 2014                                  -0.02%          3.73%
Year Ended December 31:
2013                                                 29.2%          22.8%
2012                                                 25.1%          16.0%
Six months ended December 31, 2011***               -12.2%         -11.5%
Cumulative total return for the period from
 July 1, 2011 (inception of Similarly
 Managed Accounts) to September 30,
 2014                                               41.85%         30.93%

AVERAGE ANNUAL TOTAL RETURNS AS OF SEPTEMBER 30, 2014*

                                                       SINCE
                                      1 YEAR 3 YEAR INCEPTION***
----------------------------------------------------------------
ALLIANCEBERNSTEIN GLOBAL CORE EQUITY
 PORTFOLIO
Similarly Managed Accounts**           7.91% 20.77%    11.36%
MSCI ACWI Index                       11.32% 16.61%     8.65%

*  Total return is a measure of investment performance that is based upon the change in value of an investment from the beginning to the end of a specified period and assumes reinvestment of all dividends and other distributions. The basis of presentation of this data is described in the preceding discussion.

** Net of fees.

***Inception date of the Similarly Managed Accounts is July 1, 2011.

TRANSFER AGENCY AND RETIREMENT PLAN SERVICES
ABIS acts as the transfer agent for the Fund. ABIS, an indirect wholly-owned subsidiary of the Adviser, registers the transfer, issuance and redemption of
Fund shares and disburses dividends and other distributions to Fund shareholders.

Many Fund shares are owned by financial intermediaries for the benefit of their customers. Retirement plans may also hold Fund shares in the name of the plan, rather than the participant. In those cases, the Fund often does not maintain an account for you. Thus, some or all of the transfer agency functions for these and certain other accounts are performed by the financial intermediaries and plan recordkeepers. The Fund, ABI and/or the Adviser pay to these financial intermediaries and recordkeepers, including those that sell shares of the
AllianceBernstein Mutual Funds, fees for sub-transfer agency and recordkeeping services in amounts ranging up to $19 per customer fund account per annum and/or up to 0.25% per annum of the average daily assets held through the intermediary. To the extent any of these payments for recordkeeping services or transfer agency services are made by the Fund, they are included in the amount appearing opposite the caption "Other Expenses" found in the Fund expense tables under "Fees and Expenses of the Fund" in the Summary Information at the
beginning of this Prospectus. In addition, financial intermediaries may be affiliates of entities that receive compensation from the Adviser or ABI for maintaining retirement plan "platforms" that facilitate trading by affiliated and non-affiliated financial intermediaries and recordkeeping for retirement plans.

Because financial intermediaries and plan recordkeepers may be paid varying amounts per class for sub-transfer agency and related recordkeeping services, the service requirements of which may also vary by class, this may create an additional incentive for financial intermediaries and their financial advisors to favor one fund complex over another or one class of shares over another.

DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

Income dividends and capital gains distributions, if any, declared by the Fund on its outstanding shares will, at the election of each shareholder, be paid in cash or in additional shares of the same class of shares of that Fund. If paid in additional shares, the shares will have an aggregate NAV as of the close of business on the declaration date of the dividend or distribution equal to the cash amount of the dividend or distribution. You may make an election to receive dividends and distributions in cash or in shares at the time you purchase shares. Your election can be changed at any time prior to a record date for a dividend. There is no sales or other charge in connection with the reinvestment of dividends or capital gains distributions. Cash dividends may be paid by check, or, at your election, electronically via the ACH network.

If you receive an income dividend or capital gains distribution in cash you may, within 120 days following the date of its payment, reinvest the dividend or distribution in additional shares of that Fund without charge by returning to the Adviser, with appropriate instructions, the check representing the dividend or distribution. Thereafter, unless you otherwise specify, you will be deemed to have elected to reinvest all subsequent dividends and distributions in shares of that Fund.

While it is the intention of the Fund to distribute to its shareholders substantially all of each fiscal year's net income and net realized capital gains, if any, the amount and timing of any dividend or distribution will depend on the realization by the Fund of income and capital gains from investments. There is no fixed dividend rate and there can be no assurance that the Fund will pay any dividends or realize any capital gains. The final determination of the amount of the Fund's return of capital distributions for the period will be made after the end of each calendar year.

You will normally have to pay federal income tax, and any state or local income taxes, on the distributions you receive from the Fund, whether you take the distributions in cash or reinvest them in additional shares. Distributions of net capital gains from the sale of investments that the Fund owned for more than one year and that are properly designated as capital gains distributions are taxable as long-term capital gains. Distributions of dividends to the
Fund's non-corporate shareholders may be treated as "qualified dividend income", which is taxed at the same preferential tax rates applicable to long-term capital gains, if such distributions are derived from, and designated by the Fund as, "qualified dividend income" and provided that holding period and other requirements are met by both the shareholder and the Fund. "Qualified dividend income" generally is income derived from dividends from U.S.
corporations and "qualified foreign corporations". Other distributions by the
Fund are generally taxable to you as ordinary income. Dividends declared in
October, November, or December and paid in January of the following year are taxable as if they had been paid the previous December. The Fund will notify you as to how much of the Fund's distributions, if any, qualify for these reduced tax rates.

Investment income received by the Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. To the extent that the Fund is liable for foreign income taxes withheld at the source, the
Fund intends, if possible, to operate so as to meet the requirements of the
Code to "pass through" to the Fund's shareholders credits for foreign income taxes paid (or to permit shareholders to claim a deduction for such foreign taxes), but there can be no assurance that the Fund will be able to do so.
Furthermore, a shareholder's ability to claim a foreign tax credit or deduction for foreign taxes paid by the Fund may be subject to certain limitations imposed by the Code, as a result of which a shareholder may not be permitted to claim a credit or deduction for all or a portion of the amount of such taxes.

Under certain circumstances, if the Fund realizes losses (e.g., from fluctuations in currency exchange rates) after paying a dividend, all or a portion of the dividend may subsequently be characterized as a return of capital. Returns of capital are generally nontaxable, but will reduce a shareholder's basis in shares of the Fund. If that basis is reduced to zero
(which could happen if the shareholder does not reinvest distributions and returns of capital are significant), any further returns of capital will be taxable as a capital gain.

If you buy shares just before the Fund deducts a distribution from its NAV, you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.

The sale or exchange of Fund shares is a taxable transaction for federal income tax purposes.

Each year shortly after December 31, the Fund will send you tax information stating the amount and type of all its distributions for the year. You are encouraged to consult your tax adviser about the federal, state, and local tax consequences in your particular circumstances, as well as about any possible foreign tax consequences.

NON-U.S. SHAREHOLDERS
If you are a nonresident alien individual or a foreign corporation for federal income tax purposes, please see the Fund's SAI for information on how you will be taxed as a result of holding shares in the Fund.

                                                                             27

GENERAL INFORMATION
--------------------------------------------------------------------------------

Under unusual circumstances, the Fund may suspend redemptions or postpone payment for up to seven days or longer, as permitted by federal securities law.
Generally, the Fund reserves the right to close an account that has remained below $1,000 for 90 days.

During drastic economic or market developments, you might have difficulty in reaching ABIS by telephone, in which event you should issue written instructions to ABIS. ABIS is not responsible for the authenticity of telephone requests to purchase, sell, or exchange shares. ABIS will employ reasonable procedures to verify that telephone requests are genuine, and could be liable for losses resulting from unauthorized transactions if it failed to do so.
Dealers and agents may charge a commission for handling telephone requests. The telephone service may be suspended or terminated at any time without notice.

Shareholder Services. ABIS offers a variety of shareholder services. For more information about these services or your account, call ABIS's toll-free number,
800-221-5672. Some services are described in the Mutual Fund Application.

Householding. Many shareholders of the AllianceBernstein Mutual Funds have family members living in the same home who also own shares of the same funds.
In order to reduce the amount of duplicative mail that is sent to homes with more than one Fund account and to reduce expenses of the Fund, all
AllianceBernstein Mutual Funds will, until notified otherwise, send only one copy of each prospectus, shareholder report and proxy statement to each household address. This process, known as "householding", does not apply to account statements, confirmations, or personal tax information. If you do not wish to participate in householding, or wish to discontinue householding at any time, call ABIS at 800-221-5672. We will resume separate mailings for your account within 30 days of your request.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Financial highlights information is not available because the Fund had not commenced operations as of the date of this Prospectus.

                                                                             29

APPENDIX A
--------------------------------------------------------------------------------

HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION
--------------------------------------------------------------------------------

A settlement agreement between the Adviser and the New York State Attorney
General requires the Fund to include the following supplemental hypothetical investment information, which provides additional information calculated and presented in a manner different from expense information found under "Fees and
Expenses of the Fund" in the Summary Information at the beginning of this
Prospectus about the effect of the Fund's expenses, including investment advisory fees and other Fund costs, on the Fund's returns over a 10-year period. The chart shows the estimated expenses that would be charged on a hypothetical investment of $10,000 in Class A shares of the Fund assuming a 5%
return each year, including an initial sales charge of 4.25%. Except as otherwise indicated, the chart also assumes that the current annual expense ratio stays the same throughout the 10-year period. If you wish to obtain hypothetical investment information for other classes of shares of the Fund, please refer to the "Investor Resources--Calculators--Mutual
Funds--Hypothetical Fee and Expense Calculator" on www.AllianceBernstein.com.
Your actual expenses may be higher or lower.

ALLIANCEBERNSTEIN GLOBAL CORE EQUITY PORTFOLIO
--------------------------------------------------------------------------------

                         HYPOTHETICAL INVESTMENT              HYPOTHETICAL
            HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
     YEAR    INVESTMENT    EARNINGS    RETURNS    EXPENSES*    INVESTMENT
     ---------------------------------------------------------------------
     1       $10,000.00   $  478.75   $10,053.75  $  540.62    $ 9,938.13
     2         9,938.13      496.91    10,435.04     145.05     10,289.99
     3        10,289.99      514.50    10,804.49     150.18     10,654.31
     4        10,654.31      532.72    11,187.03     155.50     11,031.53
     5        11,031.53      551.58    11,583.11     161.01     11,422.10
     6        11,422.10      571.11    11,993.21     166.71     11,826.50
     7        11,826.50      591.33    12,417.83     172.61     12,245.22
     8        12,245.22      612.26    12,857.48     178.72     12,678.76
     9        12,678.76      633.94    13,312.70     185.05     13,127.65
     10       13,127.65      656.38    13,784.03     191.60     13,592.43
     ---------------------------------------------------------------------
     Total                $5,639.48               $2,047.05

*Expenses are net of any fee waiver or expense waiver in the first year.
 Thereafter, the expense ratio reflects the Fund's operating expenses as reflected under "Fees and Expenses of the Fund" before waiver in the Summary
 Information at the beginning of this Prospectus.

A-1

For more information about the Fund, the following document is available upon request:

..  ANNUAL/SEMI-ANNUAL REPORTS TO SHAREHOLDERS
The Fund's annual and semi-annual reports to shareholders will contain additional information on the Fund's investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

..  STATEMENT OF ADDITIONAL INFORMATION (SAI)
The Fund has an SAI, which contains more detailed information about the Fund, including its operations and investment policies. The Fund's SAI and the independent registered public accounting firm's report and financial statements in the Fund's most recent annual report to shareholders are incorporated by reference into (and are legally part of) this Prospectus.

You may request a free copy of the current annual/semi-annual report, once available, or the SAI, or make inquiries concerning the Fund, by contacting your broker or other financial intermediary, or by contacting the Adviser:

BY MAIL:    c/o AllianceBernstein Investor Services, Inc.
            P.O. Box 786003
            San Antonio, TX 78278-6003

BY PHONE:   For Information: (800) 221-5672
            For Literature: (800) 227-4618

ON THE INTERNET:  www.AllianceBernstein.com

Or you may view or obtain these documents from the Securities and Exchange
Commission (the "Commission"):

..  Call the Commission at 1-202-551-8090 for information on the operation of the Public Reference Room.

..  Reports and other information about the Fund are available on the EDGAR
   Database on the Commission's Internet site at http://www.sec.gov.

..  Copies of the information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing to the
   Commission's Public Reference Section, Washington, DC 20549-1520.

You also may find these documents and more information about the Adviser and the Fund on the Internet at: www.AllianceBernstein.com.

AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

SEC File No.: 811-01716
                                                                  PRO-0158-1114

                                    [GRAPHIC]